ACKNOWLEDGMENT AGREEMENT


     This ACKNOWLEDGMENT AGREEMENT, dated as of February 11, 2004 (this "Agreement"), is entered into between Trivest Fund III, L.P. ("Trivest Fund") and Canadian Imperial Bank of Commerce, as Administrative Agent ("Administrative Agent") for the Lenders party to that certain Credit Agreement dated as of May 8, 2001 by and among Borrower, Lenders, CIBC Inc., as swing line lender, Administrative Agent and CIBC World Markets Corp., as lead arranger and bookrunner, as amended to date (as amended, the "Credit Agreement").

                                    RECITALS


     A. Borrower, Guarantors, Administrative Agent and Lenders are entering into a Forbearance Agreement dated as of February 11, 2004 (the "Forbearance Agreement;" capitalized terms used herein without definition have the respective meanings assigned to such terms in the Credit Agreement or the Forbearance Agreement).

     B. It is a condition to the Administrative Agent and Lenders entering into the Forbearance Agreement that Trivest Fund enter into this Agreement and Trivest Fund has agreed to enter into this Agreement on the terms and conditions set forth below.

     NOW, THEREFORE, in consideration of the covenants, conditions and agreements hereinafter set forth, and for other good and valuable consideration, the receipt and adequacy of which are all hereby acknowledged, Trivest Fund and Administrative Agent covenant and agree as follows:

I.       ACKNOWLEDGMENTS; REPRESENTATIONS; ADDITIONAL AGREEMENTS.

A. Trivest Fund agrees that it shall not (i) dispute the validity or enforceability of the Credit Agreement and other Loan Documents or any of the Borrower' or the Guarantors' respective obligations thereunder, or the validity, priority, enforceability or extent of Administrative Agent's security interest in or lien against any item of Collateral or
         (ii) assist or otherwise support any challenge to, or contest of, the validity or enforceability of any Loan Document or the validity, priority, enforceability or extent of Administrative Agent's security interest in or lien against any item of Collateral by a third party with respect to any Prior Event (as defined below). Trivest Fund acknowledges and agrees that the terms of the Trivest Guaranty is the valid and binding obligations of Trivest Fund, in full force and effect, enforceable in accordance with their terms, except as enforceability may be limited by applicable bankruptcy, insolvency and other similar laws relating to or limiting creditors' rights generally or by equitable principles relating to enforceability, and as of the date hereof are not subject to any claims, offsets, defenses or counterclaims. Trivest Fund agrees that it shall not (i) dispute the validity or enforceability of the Trivest Guaranty or any of its obligations thereunder, or (ii) assist or otherwise support any challenge to, or contest of, the validity or enforceability of the Trivest Guaranty with respect to any Prior Event (as defined below).

B.       Trivest Fund represents that:

1. It has all requisite partnership power and authority to enter into this Agreement and to carry out the transactions contemplated hereby, and perform its obligations hereunder.

2. The execution, delivery and performance of this Agreement by it have been duly authorized by all necessary corporate action on its part, and this Agreement constitutes its legal, valid and binding obligation enforceable against it in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency and other similar laws relating to or limiting creditors' rights generally or by equitable principles relating to enforceability.

3. The execution, delivery and performance by it of this Agreement does not and will not (i) violate any provision of any law or any governmental rule or regulation applicable to it, its partnership agreement or any order, judgment or decree of any court or other agency of government binding on it, (ii) conflict with, result in a breach of or constitute (with due notice or lapse of time or both) a default under any of its Contractual Obligations, (iii) result in or require the creation or imposition of any Lien upon any of its properties or assets, or (iv) require any approval of its stockholders or any approval or consent of any Person under any of its Contractual Obligations.

4. The execution and delivery by it of this Agreement does not and will not require any registration with, consent or approval of, or notice to, or other action to, with or by, any federal, state or other governmental authority or regulatory body.

C. Trivest Fund agrees to deliver to Administrative Agent prompt notice by facsimile of any communication, written or oral, related to defaults under, the actual or threatened exercise of remedies under or possible restructuring of any Subordinated Indebtedness, from or on behalf of a holder of or representative of (including, without limitation, a trustee) any Subordinated Indebtedness, together with a copy of any such written communication received by Trivest Fund or any of its affiliates to the extent such communication was delivered by such holder to Trivest Fund or any of its affiliates in the context of Trivest Fund or any of its affiliates being a holder of any Subordinated Indebtedness (and not in a capacity as a director, officer or employee of the Borrower, Trivest Fund or any of their respective affiliates). Trivest Fund further agrees to deliver to Administrative Agent prompt notice by facsimile of any communication, written or oral, related to defaults under, the actual or threatened exercise of remedies under or possible restructuring of any Subordinated Indebtedness, originated by Trivest Fund or any of its affiliates to a holder of or representative of (including, without limitation, a trustee) any Subordinated Indebtedness, together with a copy of any such written notice or legal process sent by Trivest Fund or any of its affiliates to the extent such communication was delivered by Trivest Fund or any of its affiliates in the context of being a holder of any Subordinated Indebtedness (and not in a capacity as a director, officer or employee of the Borrower, Trivest Fund or any of their respective affiliates). Nothing in this Section 1.C shall in any way limit (i) the ability of Trivest Fund and/or its affiliates from engaging in negotiations for the purchase or sale of the notes evidencing any Subordinated Indebtedness or any interest therein or (ii) the Borrower's and Guarantors' obligations under the Forbearance Agreement.

D. Trivest Fund will not claim that this Agreement or the Forbearance Agreement or any prior action or course of conduct by Administrative Agent or any of the Lenders constitutes an agreement or obligation to continue any of the agreements in the Forbearance Agreement or any course of conduct in the future, except as expressly provided therein. Trivest Fund acknowledges that, except as expressly provided in the Forbearance Agreement, Administrative Agent and the Lenders have made no commitment as to how or if the Existing Defaults will be resolved upon the Forbearance Termination Date or otherwise.

E. Borrower, Guarantors, Trivest Fund, Administrative Agent and Lenders may, from time to time, engage in negotiations concerning the Obligations, which may be lengthy and complex. None of Administrative Agent or Lenders shall have any obligation to modify, amend and/or restructure the Obligations or any of the Loan Documents in connection with such negotiations or otherwise. Each of Administrative Agent and Lenders may terminate such negotiations at any time, in its sole discretion, with or without notice, and without liability of any kind. None of Administrative Agent or Lenders shall have any obligation or liability by virtue of the commencement, prosecution or termination of negotiations concerning any possible amendment. None of Administrative Agent or Lenders shall waive any rights or incur any liability by negotiation or by the passage of time associated therewith.

II.      CONDITIONS TO EFFECTIVENESS.

     This Agreement shall be effective upon the satisfaction of the following conditions:

     A. Administrative Agent and Trivest Fund shall have executed this Agreement and Administrative Agent shall have received executed signature pages to this Agreement by Trivest Fund.

     B. The conditions to effectiveness of the Forbearance Agreement shall have been satisfied and the Forbearance Agreement shall have become effective.

III. TRIVEST FUND ACKNOWLEDGMENTS.

     A. Trivest Fund : (a) acknowledges, consents and agrees to the execution, delivery and performance by Borrower and the Guarantors of the Forbearance Agreement, and (b) acknowledges and agrees that its obligations with respect to the Trivest Guaranty are (i) not released, diminished, waived, modified, impaired or affected in any manner by the Forbearance Agreement , (ii) hereby ratified and confirmed, and (iii) not subject to any claims, offsets, defenses or counterclaims.

     B. By signing below, Trivest Fund acknowledges and agrees that (i) notwithstanding the conditions to effectiveness set forth in this Agreement or the Forbearance Agreement, Trivest Fund is not required under the terms of the Trivest Guaranty to consent to the terms of the Forbearance Agreement and (ii) nothing in the Forbearance Agreement or the Trivest Guaranty or any of the Loan Documents shall be deemed to require the consent of Trivest Fund to any future amendments to or modifications of or waivers with respect to the Credit Agreement or any of the other Loan Documents, or shall diminish or release the obligations of Trivest Fund under the Trivest Guaranty, if such consent is not obtained.

IV. OTHER MATTERS.

     A. ENTIRE AGREEMENT. THE CREDIT AGREEMENT, AS AFFECTED BY THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS, REPRESENTS THE FINAL AGREEMENT AMONG THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS BETWEEN OR AMONG THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG THE PARTIES.

     B. This Agreement shall be governed by, and interpreted in accordance with, New York law without regard to principles of conflicts of law.

     C. JURY TRIAL WAIVERS. TRIVEST FUND AND ADMINISTRATIVE AGENT HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVE TRIAL BY JURY IN ANY LEGAL ACTION OR PROCEEDING RELATING TO THIS AGREEMENT, ANY LOAN DOCUMENT OR ANY MATTER ARISING FROM THE RELATIONSHIPS ESTABLISHED HEREIN OR THEREIN AND FOR ANY COUNTERCLAIM THEREIN.

     D. Release. Trivest Fund on behalf of itself and any Person claiming by, through, or under Trivest Fund, acknowledges that it has no claim, counterclaim, setoff, action or cause of action of any kind or nature whatsoever ("Claims")
against  all or  any of the  Administrative  Agent,  the  Lenders  or any of the
Administrative Agent's or the Lenders' Affiliates, directors, officers, employees, agents, attorneys, financial advisors, legal representatives, successors and assigns (the Administrative Agent, the Lenders and their Affiliates, directors, officers, employees, agents, attorneys, financial advisors, legal representatives, successors and assigns are jointly and severally referred to as the "Lender Group"), that directly or indirectly arise out of or are based upon or in any manner connected with any "Prior Event" (as defined below), and Trivest Fund hereby releases the Lender Group from any liability whatsoever should any Claims with respect to any Prior Events that nonetheless exist. As used herein the term "Prior Event" means any transaction, event, circumstance, action, failure to act or occurrence of any sort or type, whether known or unknown, which occurred, existed or was taken prior to the execution of this Agreement and occurred, existed or was taken in accordance with, pursuant to or by virtue of any terms of this Agreement, the transactions referred to herein, the Forbearance Agreement, the Credit Agreement and any Loan Document or oral or written agreement relating to any of the foregoing, including without limitation any approval or acceptance given or denied.

     E. Waiver of Civil Code ss. 1542. To the extent that the foregoing Release is a release as to which Section 1542 of the California Civil Code or similar provisions of other applicable law applies, it is the intention of the Releasing Parties that the foregoing Release shall be effective as a bar to any and all causes of action of whatsoever character, nature in kind, known or unknown, suspected or unsuspected, herein and above specified to be so barred. In furtherance of this intention, the Releasing Parties hereby expressly waive any and all rights and benefits conferred upon them by the provisions of Section 1542 of the California Civil Code or similar provisions of other applicable law, and acknowledge that Section 1542 of the California Civil Code provides:

                  A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS WHICH THE CREDITOR DOES NOT KNOW OR SUSPECT TO EXIST IN ITS FAVOR AT THE TIME OF EXECUTING THE RELEASE, WHICH IF KNOWN BY HIM MUST HAVE MATERIALLY AFFECTED HIS SETTLEMENT WITH THE DEBTOR.

     F. This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all which taken together shall constitute but one and the same instrument.

     G. Section headings in this Agreement are included herein for convenience of reference only and shall not constitute a part of this Agreement for any other purpose.


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     IN WITNESS  WHEREOF,  the parties  hereto have caused this  Agreement to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first above written.

                            CANADIAN IMPERIAL BANK OF COMMERCE, as
                            Administrative Agent

                            By: /s/ Robert Greer
                            Title:   Assistant General Manager





                            TRIVEST FUND III, L.P.

                            By: Trivest III, General Partner, L.P., its General Partner

                            By: Trivest III, Inc., its General Partner

                            By: /s/ Peter Vandenberg, Jr.
                            Title: Managing Director and Senior Vice President